Tax situation	12 Months Ended
Dec. 31, 2017
Disclosure Of Income Tax Explanatory [Line Items]
Disclosure of income tax [text block]
19.	Tax situation

(a)	Current tax regime -
The Company and its Peruvian subsidiaries are subject to the Peruvian tax regime.

By means of Law N° 1261 enacted on December 10, 2016, the Peruvian government introduced certain amendments to the Income Tax Law, effective January 1, 2017. The most relevant are listed below:

-	A corporate income tax rate of 29.5% is set.
-	A tax of 5% of the income tax is established to the dividends or any other form of distribution of profits.
-
The rate applicable to dividends will be considered taking into account the year in which the results or profits that form part of the distribution have been obtained, according to the following: 4.1% with respect to the results obtained until December 31, 2014; 6.8% with respect to the results obtained during the years 2015 and 2016; and 5% with respect to the results obtained from January 1, 2017.

-	It has been established that the distribution of dividends to be made corresponds to the oldest retained earnings.

(b)	Years open to tax review -
During the four years following the year of filing the tax return, the tax authorities have the power to review and, as applicable, correct the income tax computed by the Group. The Income Tax and Value Added Tax returns for the following years are open to review by the Tax Authorities:

Entity	Years open to review by the Tax Authorities

Compañía de Minas Buenaventura S.A.A.	2013-2017
Bisa Construcción S.A. (absorbed by Buenaventura Ingenieros S.A. in 2015)	2014-2015
Buenaventura Ingenieros S.A.	2013, 2015-2017
Compañía de Exploraciones, Desarrollo e Inversiones Mineras S.A.C. – CEDIMIN (absorbed by the Company in 2013)	2013
Compañía Minera Condesa S.A.	2013-2017
Compañía Minera Colquirrumi S.A.	2013-2017
Consorcio Energético de Huancavelica S.A.	2013-2017
Contacto Corredores de Seguros S.A.	2014-2017
El Molle Verde S.A.C.	2013-2017
Empresa de Generación Huanza S.A.	2013, 2015, 2016, 2017
Inversiones Colquijirca S.A.	2013-2017
Minera La Zanja S.R.L.	2014-2017
Sociedad Minera El Brocal S.A.A.	2014-2017
S.M.R.L. Chaupiloma Dos de Cajamarca	2014-2017
Procesadora Industrial Río Seco S. A.	2014-2017
Apu Coropuna S.R.L.	2013-2017
Cerro Hablador S. A. C.	2013-2017
Minera Azola S. R. L.	2014-2017

As of the date of issuance of this report, Compañía de Minas Buenaventura S.A.A. is been audited by the Tax Administration for the income tax of the year 2014.

Due to the possible interpretations that the Tax Authorities may give to legislation in effect, it is not possible to determine whether or not any of the tax audits will result in increased liabilities for the Group. For that reason, any tax or surcharge that could arise from future tax audits would be applied to the income of the period in which it is determined. In management's opinion and its legal advisors, any possible additional payment of taxes in the entities mentioned before would not have a material effect on the consolidated financial statements as of December 31, 2017 and 2016.

The open tax process of the Group and its associates are presented in note 28 (g).

(c)	Tax-loss carryforwards -
As of December 2017 and 2016, the tax-loss carryforward determined by the Group amounts to approximately S/1,337,919,000 and S/1,347,159,000, respectively (equivalent to US$412,302,000 and US$415,149,000 respectively). As permitted by the Income Tax Law, the Group has chosen a system that permits to offset these losses with an annual cap equivalent to 50 percent of net future taxable income.

The Group has decided to recognize a deferred income tax asset related to the tax-loss carryforward of those companies where is more likely than not that the tax-loss carryforward can be used to compensate future taxable net income.

(d)
Transfer pricing -
For purposes of determining the Income Tax, the transfer prices for transactions with related companies and companies domiciled in territories with little or no taxation must be supported with documentation and information on the valuation methods used and the criteria considered for their determination. Tax Administration can request this information based on analysis of the Group's operations. The Group’s Management and its legal advisers believe that, as a result of the application of these standards, no material contingencies will arise for the Group as of December 2017 and 2016.

Minera Yanacocha SRL and subsidiary [Member]
Disclosure Of Income Tax Explanatory [Line Items]
Disclosure of income tax [text block]
14.	Tax Situation

(a)	Tax stabilization agreements -
The Company has entered into the following tax stability agreements, each with a term of 15 years:

Mine	Effective	Date of the Tax Agreement	Tax Regimes in Force

Cerro Yanacocha	January 1, 2000	September 16, 1998	May 22, 1997
La Quinua	January 1, 2004	August 25, 2003	August 25, 2003

The Cerro Yanacocha tax stabilization agreement expired on January 1, 2015 and is no longer in effect.

The agreement for La Quinua guarantees the Company's use of the tax regime shown in the table above and permits maintenance of its accounting records in U.S. dollars for tax purposes.

The Company determines taxable income based on its understanding and that of its legal advisors, of applicable tax legislation. Taxable income differs from pre-tax income disclosed within these financial statements by those items that the applicable tax legislation deems to be non-taxable or non-deductible.

On December 31, 2014, the Peruvian Government enacted modifications to Income Tax regulations, applicable beginning in 2015. Among the modifications, a progressive income tax rate reduction was approved as follows: 28% for fiscal years 2015 and 2016; 27% for fiscal years 2017 and 2018; and 26% from 2019, onward.

Pursuant to Legislative Decree N° 1261, published on December 10, 2016 and effective as of January 1, 2017, the applicable tax rate on the taxable income will be 29.5 percent. The income tax for La Quinua is 29% according to the tax stabilization agreement entered into with the Peruvian government.

(b)	Other mining taxes -
(i)	Law N°29788, Mining Royalties
On 28 September 2011, the Peruvian Government enacted new legislation to comprise a new mining tax payable to the Peruvian Government for extracting metallic and non-metallic mineral resources from its mining concessions.

Pursuant to this legislation, the mining royalty is payable quarterly based on sales and operating profit determined in accordance with IFRS. The royalty amount due is 1% of revenue. An additional mining tax due is calculated based on the level of operating profit up to a maximum applicable rate of 12%. This component of the new mining tax only applies to those projects that are not covered by a tax stabilization agreement. During 2017, 2016, and 2015, the amounts included in cost of production related to mining royalties were US$3,140,629, US$3,742,000 and US$2,456,000, respectively and during 2017, 2016 and 2015 there were no amounts included in mining tax expense.

(ii)	Law N°29789, Special Mining Tax
The Special Mining Tax ("IEM") applies to mines not covered by a tax stabilization agreement. The IEM is payable on a quarterly basis with rates ranging from 2% to 8.4% of operating profit determined, in accordance with IFRS.

The rate varies depending on the level of operating profit. During 2017, 2016 and 2015 the amounts included in income and mining tax expense were US$1,418,000, US$3,259,000 and US$1,838,000 respectively.

(iii)	Law N°29790, Special Mining Burden
The Special Mining Burden ("GEM") applies to mines covered by a tax stabilization agreement. The GEM is payable on a quarterly basis with rates ranging from 4% to 13.12% of operating profit, determined in accordance with IFRS. The rate varies depending on the level of operating profit margin. The GEM applied to operations at La Quinua in 2017, 2016 and 2015. This resulted in US$3,526,000, US$6,945,000 and US$19,883,000, respectively, of additional Income and mining tax expense.

(iv)	Law N°29471, Supplementary Fund
The Supplementary Fund for retirement of mining applies to metallurgical and steel workers, affiliated to the National Pension System (“SNP”) and the Private Pension System (“PPS”); and is applicable since May 11, 2012. This Fund is formed by employee and employer contributions which are distributed according to the following detail:

-	Employers will contribute 0.5% of the annual income before taxes.
-	Employees will contribute 0.5% of their monthly gross salary.
-	The employer's contributions are paid before tax; therefore these amounts are deductible expenses for the year.

The new pension fund tax is calculated based on annual income and is payable quarterly. During 2017, 2016 and 2015, the amounts included in Income and mining tax expense amounted to US$28,685, US$141,870, and US$459,000, respectively.

(c)	Peruvian income tax -
The Company's income tax provision consisted of the following:

	2017	2016	2015
	US$(000)	US$(000)	US$(000)

Current Peruvian income tax	3,877	41,105	98,319
Royalties and mining taxes	4,944	10,249	21,721
Other taxes	211	323	639
Income tax prior year adjustments	(2,006)	(2,092)	(1,766)
Income tax prior years refunds	-	(6,458)	-
Current income tax expense	7,026	43,127	118,913
Deferred income tax expense (benefit)	-	-	483,804
Income tax expense	7,026	43,127	602,717

(d)	Deferred income tax asset -
Components of deferred income tax assets (liabilities) are as follows:

	2017	2016
	US$(000)	US$(000)

Deferred income tax assets, net
Property, plant and mine development	571,210	608,783
Reclamation	233,843	160,261
Accounts payable and accrued expenses	78,241	64,703
Inventories	61,435	60,018
Other	3,073	3,077
	947,802	896,842
Allowance of deferred income tax asset	(947,802)	(896,842)
Net deferred income tax asset	-	-

In December 2017, the Company recorded a valuation allowance on its deferred income tax asset of US$51 million (US$386 million during 2016 and US$510 million during 2015) to the extent that it is not probable that taxable profit will be available against which the deductible temporary differences can be utilized.

(e)	Reconciliation of income tax expense (benefit) –
Below is a reconciliation of tax expense and the accounts profit multiplied by the statutory tax rate for the years 2017 and 2016:

	2017	2016	2015
	US$(000)	US$(000)	US$(000)

Income (loss) before income tax	(168,428)	(1,000,625)	152,522
Peruvian statutory tax rate	29.5%	28%	28%
Income tax expense (income)	(49,686)	(280,175)	42,706
Valuation allowance on deferred tax asset	50,960	386,763	510,004
Effect of change in income tax rate	-	(66,667)	16,576
Mining taxes	3,530	7,392	15,639
Non-deductible expenses	4,204	3,296	15,288
Adjustment due to income tax rate applicable to la Quinua	(124)	(1,024)	2,504
Income tax prior years refunds / payments	(1,858)	(6,458)	-
Total income tax expense	7,026	43,127	602,717

Sociedad Minera Cerro Verde S.A.A. [Member]
Disclosure Of Income Tax Explanatory [Line Items]
Disclosure of income tax [text block]
14.	Tax situation

(a)
On February 13, 1998, the Company signed an Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law (the 1998 Stability Agreement). Upon approval of the 1998 Stability Agreement, the Company was subject to the tax, administrative and exchange regulations in force at May 6, 1996, for a period of 15 years, beginning January 1, 1999, and ending December 31, 2013.

On July 17, 2012, the Company signed a new Agreement of Guarantees and Measures to Promote Investments with the Government of Peru, under the Peruvian General Mining Law. Upon approval of this stability agreement, the Company became subject to the tax, administrative and exchange regulations in force at July 17, 2012, for a period of 15 years, beginning January 1, 2014, and ending December 31, 2028.

(b)
Under its current 15-year tax stability agreement, the Peruvian income tax rate applicable to the Company is 32%. As of December 31, 2017, prepayments of income tax, which the Company expects to be used to offset future income tax provisions or will be refunded by SUNAT, totaled US$4.2 million (see Note 7).

For the year ended December 31, 2017, the Company recognized current income tax expense of US$655.1 million (including US$102.6 million of special mining tax, US$110.7 million of mining royalties and US$10.9 million for the SRF), and a deferred income tax credit of US$(169.1) million, resulting in total income tax expense of US$486.0 million that has been included in the statements of comprehensive income. These amounts include the effect of the mining royalties recognition (see Note 14(d)).

For the year ended December 31, 2017, the disputed mining royalties and special mining taxes for prior years included in current income tax expense totals US$245.9 million (including US$69 million of disputed mining royalties, US$61.7 million of special mining tax, US$5.9 million for the SRF and US$109.3 million for income tax expense), and a deferred income tax credit of US$(241.7) million (see Note 14(d)).

For the year ended December 31, 2016, the Company recognized current income tax expense of US$181.1 million (including US$14.9 million of special mining tax, US$22.9 million of mining royalties and US$2.2 million for the SRF), and a deferred income tax expense of US$82.0 million, resulting in total income tax expense of US$263.1 million that has been included in the statements of comprehensive income.

(c)
SUNAT has the right to examine, and if necessary, amend the Company’s income tax return for the last four years. The Company’s income tax for the years 2012 through 2016 and VAT from December 2013 through December 2017 are open to examination by the tax authorities. To date, SUNAT has concluded its review of the Company’s income tax and VAT exams through the year 2011, and the Company is in the claim and appeal process for the years 2003 through 2010. The Company has filed a claim for the year 2011.

Due to the many possible interpretations of current legislation, it is not possible to determine whether or not future reviews (including reviews of years pending examination) will result in additional tax liabilities for the Company. If management determines it is more likely than not that additional taxes are payable, these amounts, including any related interest and penalties, will be charged to expense in that period. In management’s and its legal advisors’ opinions, any possible tax settlement is not expected to be material to the financial statements.

(d)	Royalties and special mining taxes –
On June 23, 2004, Law N° 28528 was approved, which requires the holder of a mineral concession to pay a royalty in return for the exploitation of metallic and non-metallic minerals. The royalty is calculated using rates ranging from 1% to 3% of the value of concentrate or its equivalent according to the international price of the commodity published by the Ministry of Energy and Mines. As described in Note 14(a), prior to January 1, 2014, the Company determined that these royalties were not applicable because it operated under the 1998 Stability Agreement with the Peruvian government. However, beginning January 1, 2014, the Company began paying royalties calculated on operating income with rates between 1% to 12% and a new special mining tax for its entire production base under its current 15-year stability agreement, which became effective January 1, 2014. See Note 14(b) for a summary of amounts recognized by the Company for special mining tax and mining royalties for the years ended December 31, 2017 and 2016.

SUNAT has assessed mining royalties on materials processed by the Company´s concentrator, which commenced operations in late 2006. These assessments cover the period December 2006 to December 2011.

SUNAT issued resolutions denying the claims made by the Company from December 2006 through December 2009. The Company appealed this decision to Tax Court. On June 20, 2013, the Peruvian Tax Tribunal issued two decisions reaffirming assessments for the period December 2006 through December 2008. Decisions by the Tax Court ended the administrative stage of the appeal procedures for these assessments.

On September 18, 2013, the Company filed two administrative demands in the court system. In connection with demands for the periods December 2006 to December 2007, the Twentieth Tax and Customs Specialized Contentious Administrative Court of Lima dismissed this claim. On May 2, 2016, Cerro Verde appealed this decision. The Seventh Contentious Administrative Court dismissed this claim in July 2017. On August 9, 2017, the Company appealed the decision to the Supreme Court.

With respect to the judiciary appeal related to the assessment for the year 2008, on December 17, 2014, the Eighteenth Contentious Administrative Court rendered its decision upholding the Company’s position and nullifying SUNAT’s assessment and the Tax Tribunal´s resolution (S/106.4 million). The Court’s position also invalidates all penalties and interest assessed by SUNAT for that period (S/139.7 million). In December 2014, SUNAT appealed this decision. On January 29, 2016, the Sixth Superior Justice Court nullified the decision of the Eighteenth Contentious Administrative Court. On February 23, 2016, the Company appealed the decision to the Supreme Court. On October 6, 2017, the Supreme Court issued a ruling in favor of SUNAT that the assessments of mining royalties for the year 2008 on ore processed by the Cerro Verde concentrator were proper under Peruvian law.

On October 1, 2013, SUNAT served the Company a demand for payment totaling S/492 million (approximately US$151.5 million based on the December 31, 2017 exchange rate, including interest and penalties of US$89.2 million) based on the Tax Tribunal’s decisions for the period December 2006 to December 2008. As permitted by law, the Company requested, and was granted, an installment payment program that deferred payment for six months and thereafter satisfies the amount via 66 equal monthly payments. As of December 31, 2017, the Company has made payments totaling S/459.7 million (US$145.9 million based on the date of payment exchange rate and US$141.7 million based on December 31, 2017 exchange rates) under the installment program.

In July 2013, a hearing on SUNAT’s assessment for 2009 was held, but no decision has been issued by the Tax Tribunal for that year. As of December 31, 2017, the amount of the assessment, including interest and penalties, for the year 2009 was S/289.2 million (approximately US$89.1 million based on the December 31, 2017 exchange rate, including interest and penalties of US$56.2 million).

In April 2016, the Company received assessments from SUNAT for the year 2010 and for January to September 2011. On May 11, 2016, the Company appealed these assessments. On March 1, 2017, SUNAT issued resolutions denying the claims made by the Company. On March 22, 2017, the Company appealed this decision to the Tax Court. As of December 31, 2017, the amount of assessments from SUNAT including interest and penalties for the year 2010 and from January to September 2011 is S/586.5 million (approximately US$180.7 million based on the December 31, 2017, exchange rate, including interest and penalties of US$99.9 million).

On January 18, 2018, the Company received assessments from SUNAT related to mining royalties for the fourth quarter 2011. The Company plans to appeal these assessments. As of December 31, 2017, the amount of the assessments from SUNAT including interest and penalties for the fourth quarter 2011 is S/49.8 million (approximately US$15.3 million based on the December 31, 2017, exchange rate, including interest and penalties of US$7.8 million).

As a result of the unfavorable Supreme Court decision on the 2008 royalty matter, the Company recorded net charges totaling US$393 million for the year ended December 31, 2017, associated with disputed royalty assessments and potential royalty and related assessments for the period December 2006 through the year 2013. These charges are included in “other operating expenses” (Note 18), “financial expenses” (Note 19) and “income tax expense” (Note 14(b)) in the statements of comprehensive income.

The Company intends to seek a waiver available under Peruvian law of penalties and interest associated with this matter and has not recorded charges for potential unpaid penalties and interest totaling US$385 million at December 31, 2017.

In December 2017, as a result of the unfavorable Supreme Court decision on the 2008 royalty matter, the Company requested the return of the amounts that would have been paid in excess for the GEM (September 2012 to December 2013), FONAVI (National Housing Fund) (December 2012 to December 2013) and customs duties (2013).

The Company acted in good faith in applying the provisions of its 1998 Stability Agreement and continues to evaluate alternatives to defend its rights.

(e)	Other assessments received from SUNAT

The Company has also received assessments from SUNAT for additional taxes (other than the mining royalty explained in 14(d) above), including penalties and interest. The Company has filed or will file objections to the assessments because it believes it has properly determined and paid its taxes. A summary of these assessments follows:

		Penalty and
Year	Taxes	interest	Total
	US$(000)	US$(000)	US$(000)

2003 – 2005	15,909	54,053	69,962
2006	6,545	59,454	65,999
2007	12,376	17,809	30,185
2008	20,797	12,968	33,765
2009	58,495	49,112	107,607
2010	65,997	107,139	173,136
2011	49,055	63,931	112,986
2014 –2017	23,450	-	23,450
	252,624	364,466	617,090

(f)
As of December 31, 2017 and 2016, the Company has issued letters of credit to secure tax obligations amounting to S/280.8 million (equivalent to US$86.5 million) and S/387.5 million (equivalent to US$115.3 million), respectively, of which S/266.3 million (equivalent to US$82.1 million) and S/372.2 million (equivalent to US$110.8 million) are related to mining royalties for the years ended December 31, 2017 and 2016, respectively.

(g)	The Company recognizes the effect of temporary differences between the accounting base for financial reporting purposes and the tax base. The composition of this item is made up as follows:

	December 31,	December 31,	December 31,
	2017	2016	2015
	US$(000)	US$(000)	US$(000)

Income tax
Asset
Royalty accrual	127,475	-	-
Provision for remediation and mine closure	12,083	9,180	5,638
Provision for mining taxes	8,742	4,003	1,505
Unpaid vacations	5,293	4,055	2,515
SUNAT Assessments	4,077	-	-
Cost of net asset for the construction of the tailing dam	2,007	2,321	1,682
Development costs	183	228	332
Price adjustment of copper concentrates and cathode	-	-	7,849
Other provisions	4,240	5,248	4,750

	164,100	25,035	24,271

Liability
Difference in depreciation method	261,434	283,882	245,670
Price adjustment of copper concentrate and cathode	25,840	24,128	-

	December 31,	December 31,	December 31,
	2017	2016	2015
	US$(000)	US$(000)	US$(000)

Stripping activity asset	22,014	23,594	17,820
Difference in valuation of inventories	16,264	25,087	10,997
Debt issuance costs	2,663	-	-

	328,215	356,691	274,487
Deferred liabilities, net	164,115	331,656	250,216

Supplementary retirement fund
Deferred liability	1,890	3,458	2,937

Total deferred income tax liability, net	166,005	335,114	253,153

Reconciliation of the income tax rate -

For the years ended December 31, 2017, 2016 and 2015, the income tax expense recorded differs from the result of applying the legal rate to the Company’s profit before income tax, as detailed below:

	2017	2016	2015
	US$(000)	US$(000)	US$(000)

Profit before income tax	835,924	603,989	79,530
Income tax rate	32%	32%	32%

Expected income tax expense	267,496	193,276	25,450
Non - deductible expenses	25,217	27,788	19,534
Royalty case	(12,029)	-	-
Special mining tax and mining royalties	(21,704)	(12,084)	(4,672)
Income tax rate change effect on deferred taxes for change in Peruvian tax law once the current Stability Contract expires (from 32% to 31.35%)	(1,632)	13,850	-
Income tax true – ups	10,210	1,677	(6,082)
Others	(4,125)	(1,913)	(3,047)

Current and deferred income tax charges to results	263,433	222,594	31,183
Mining taxes charged to results	213,280	37,763	14,599
Supplementary retirement fund charged to results	9,330	2,725	464

	486,043	263,082	46,246

Effective income tax	58.14%	43.56%	58.15%

Income tax -

The income tax expenses (benefit) for the years ended December 31, 2017, 2016 and 2015 is shown below:

	2017	2016	2015
	US$(000)	US$(000)	US$(000)

Income tax
Current	430,974	141,153	(832)
Deferred	(167,541)	81,441	32,015

	263,433	222,594	31,183

Mining taxes
Current mining royalty and special mining tax	213,280	37,763	14,599

Supplementary retirement fund
Current	10,897	2,205	54
Deferred	(1,567)	520	410

	9,330	2,725	464

Income tax expense reported in the statements of comprehensive income	486,043	263,082	46,246